                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event February 16, 1998)

      The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                           The Money Store/ D.C. Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                  333-20817-10        upper tier 91-184-6078
                                                      lower tier 91-184-8675

     State or other               (Commission              (IRS Employer
     jurisdiction of              File Number)              ID Number)
     incorporation)

                   2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------------------------------------
                    (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                                     (908) 686-2000

                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5 Other Events

            Attached herein as Annex A is a copy of the Monthly Statement sent to Class Certificate holders with respect to the February 16, 1998 Remittance Date.

      Item 7 Financial Statements and Exhibits

            The quarterly financial statement for the period ended September 30, 1996 for M is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities Commission on November 14, 1996.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                                --------------------------------
                                                 Harry Puglisi
                                                 Treasurer

            Dated: February 28, 1998

                                   Schedule A

                               List of Originators

                                     1997-II

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                           The Money Store/ Kentucky I
                           The Money Store Home Equity
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

1. AGGREGATE AMOUNT RECEIVED                                      $ 5,164,056.25

   LESS: SERVICE FEE                                                   45,720.83
         CONTINGENCY FEE                                               45,720.83
         OTHER SERVICER FEES (Late Charges/Escrow)                      8,693.02
         UNREIMBURSED MONTHLY ADVANCES                                      0.00
                                                                  --------------
                                                                      100,134.68
   PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                        35,017.02
         PRE-FUNDING ACCOUNT TRANSFER                                       0.00
         CAPITALIZED INTEREST ACCOUNT TRANSFER                              0.00
                                                                  --------------
                                                                       35,017.02
   AMOUNT WITHDRAWN FROM THE CERTIFICATE
   ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                  0.00
                                                                  --------------
   AVAILABLE REMITTANCE AMOUNT (I-2)                                5,098,938.59
                                                                  ==============

2. (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            68,264,083.39

   (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            61,800,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            27,675,000.00

   (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            33,125,000.00

   (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            18,750,000.00

   (F) CLASS B PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            13,750,000.00

3. PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                       3,827,189.73
    CLASS A-2                                                               0.00
    CLASS A-3                                                               0.00
    CLASS M-1                                                               0.00
    CLASS M-2                                                               0.00
    CLASS B                                                                 0.00

   TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                             3,827,189.73


                                                                  Series 1997-II

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                       0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                       0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                       0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                         0.00
       CLASS M REALIZED LOSS AMOUNT                                         0.00
       CLASS B REALIZED LOSS AMOUNT                                         0.00
       AGGREGATE REALIZED LOSS AMOUNT                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                           3,408,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                           2,281,617.93
   # OF LOANS                                                                158

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                     156,641.63

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                     412,351.94

9. AMOUNT OF INTEREST RECEIVED                                      2,297,527.22

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)                        35,017.02

    (B) AMOUNT OF COMPENSATING INTEREST                                 2,878.04

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                     24,584.98

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  361,799.64
     (B) PRINCIPAL DISTRIBUTION AMOUNT               3,827,189.73
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                              4,188,989.37

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  338,870.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                338,870.00

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  157,055.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                157,055.63


                                                                  Series 1997-II

   CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                   857,725.27
    (B) PRINCIPAL DISTRIBUTION AMOUNT                3,827,189.73
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL CLASS A REMITTANCE AMOUNT                                 4,684,915.00

   CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                   197,921.88
    (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                                 197,921.88

   CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                   120,312.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                                 120,312.50

   CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                   318,234.38
    (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                   318,234.38

   CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    88,343.75
    (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                    88,343.75

  AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                 1,264,303.39
    (B) PRINCIPAL DISTRIBUTION AMOUNT                3,827,189.73
    (C) CARRY FORWARD AMOUNT                                 0.00
    (D) MONTHLY ADVANCE                                      0.00

    TOTAL REMITTANCE AMOUNT                                         5,091,493.12

14. (A) REIMBURSABLE AMOUNT (I-22)                                          0.00
    (B) CLASS X REMITTANCE AMOUNT
        PAYABLE PURSUANT TO SECTION
        6.08(d)(iii) & (iv)                                                 0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE
        AFTER DISTRIBUTION TO BE MADE
        ON THE REMITTANCE DATE AND
        AFTER ALLOCATION OF REALIZED
        LOSSES                                                     64,436,893.66


                                                                  Series 1997-II

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         13,750,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        219,536,893.66

16. TRIGGER EVENT CALCULATION                                  TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

 (1) (i)  DOES NOT EXCEED 50% OF (ii)
     (i)  SIXTY-DAY DELINQUENCY RATIO                    1.31%
     (ii) CLASS A CREDIT ENHANCEMENT
          PERCENTAGE                                    31.59%       0.00%   YES

 (2) BOTH (A) AND (B)

     (A) EITHER (X) OR (Y)
         (X) THE WEIGHTED AVERAGE FIVE-MONTH
             SIXTY-DAY DELINQUENCY RATIO
             EXCEEDS 9% OR                               0.00%
         (Y) THE CUMULATIVE REALIZED LOSSES
             EXCEEDS $28,500,000                     75,241.22          NO

     (B) EITHER (X) OR (Y)
         (X) THE WEIGHTED AVERAGE FIVE-MONTH
             SIXTY-DAY DELINQUENCY RATIO
             EXCEEDS 15% OR                              0.00%
         (Y) THE CUMULATIVE REALIZED LOSSES
             EXCEED $9,500,000                       75,241.22          NO    NO

 (3) (i) IS GREATER THAN 75% OF (ii)

        (i)  PRIOR CLASS A & CLASS M PRINCIPAL
             BALANCES                           209,614,083.39
        (ii) PRINCIPAL BALANCE AS OF THE END OF
             THE SECOND PRECEEDING DUE PERIOD   230,583,274.88      90.91%   YES

          IF EITHER (1), (2) OR (3) = "YES",                               -----
          THEN THE TRIGGER EVENT IS ON EFFECT                                YES
                                                                           =====


                                                                  Series 1997-II

17. CUMULATIVE REALIZED LOSSES                                         75,241.22

18. AMOUNT BY WHICH THE FORMULA
     DISTRIBUTION AMOUNT EXCEEDS
     THE CLASS DISTRIBUTION AMOUNT                                          0.00

19. (A) SERVICING FEE FOR THE RELATED
        DUE PERIOD                                                     45,720.83

    (B) CONTINGENCY FEE FOR THE RELATED
        DUE PERIOD                                                     45,720.83

    (C) AMOUNT TO BE DEPOSITED TO THE
        EXPENSE ACCOUNT - TRUSTEE                                       7,445.47

    (D) FHA PREMIUM ACCOUNT                                             7,245.29

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS
    TO THE SERVICERS PURSUANT TO:

      (A) SECTION 5.04(b)                                                   0.00
      (B) SECTION 5.04(c)                                                   0.00
      (C) SECTION 5.04(d)(ii)                                               0.00
      (D) SECTION 5.04(e)                                                   0.00
      (E) SECTION 5.04(f)(i)                                           91,441.66

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE            64,436,893.66      0.67899783
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE           94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE            61,800,000.00      1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE           61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE            27,675,000.00      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE           27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE            33,125,000.00      1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE           33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE            18,750,000.00      1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE           18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE            13,750,000.00      1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE           13,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                219,536,893.66      0.87814757
    ORIGINAL POOL PRINCIPAL BALANCE               250,000,000.00


                                                                  Series 1997-II

22. (A) WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE                                          12.615%

    (B) ADJUSTED MORTGAGE INTEREST
        RATE OF THE MORTGAGE LOANS                             14.165%

    (C) WEIGHTED AVERAGE CLASS A-1,
        CLASS A-2 CLASS A-3, CLASS M-1,
        CLASS M-2 AND CLASS B ADJUSTED
        MORTGAGE LOAN REMITTANCE RATE                           6.840%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST   -----------------------------------
        RATE FOR                               11/30/97  12/31/97       01/31/98
                                             -----------------------------------
                                               12.615%   12.615%        12.615%

23. (A) SENIOR PERCENTAGE                                      100.00%

    (B) CLASS B PERCENTAGE                                       0.00%

24. (A) SPREAD AMOUNT                                    11,046,381.22

    (B) SPECIFIED SUBORDINATED AMOUNT                    17,500,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                      0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                      0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                      0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                       0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                       0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                       0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE
    CURRENT REMITTANCE DATE                                 976,578.23

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA
        PREMIUM ACCOUNT FOR THE DUE PERIOD                    7,245.29
    (B) AMOUNT REIMBURSABLE TO THE SERVICER
        AND/OR THE CERTIFICATE INSURER FROM
        THE FHA ACCOUNT PURSUANT TO
        6.06(b)(i)                                            1,573.44

28. AMOUNT OF FHA PAYMENTS AND RELATED
    PAYMENTS RECEIVED DURING THE MONTH                            0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                25,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                      168,385.78

31. CLAIMS PAID DURING THE PERIOD                                 0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                        0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE
    DUE PERIOD                                              168,385.78

34. OTHER INFORMATION                                              N/A


                                                                  Series 1997-II

                                    EXHIBIT O
                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC    OUTSTANDING      #
SERIES   DOLLARS          ACCOUNTS  RANGES              AMOUNT     NO     PCT

1997-II  $227,708,078.40    12,116  1 TO 29 DAYS    32,328,167.12  1,715  14.20%
                                    30 TO 59 DAYS    6,933,359.37    389   3.04%
                                    60 TO 89 DAYS    2,976,858.52    159   1.31%
                                    90 AND OVER      9,484,308.96    525   4.17%

                                    FORECLOSURE         59,885.00      2   0.03%
                                    REO PROPERTY             0.00      0   0.00%

                                    TOTALS         $51,782,578.97  2,790  22.74%
                                                   =============================


                                                                  Series 1997-II

1997-II

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE          CLASS A-1    CLASS A-2      CLASS A-3      CLASS M-1
--------------------------------------------------------------------------

(ii)                719.33       1,000.00       1,000.00       1,000.00

(vi)                 24.04           0.00           0.00           0.00

(vii)                 1.65           0.00           0.00           0.00

(viii)                4.35           0.00           0.00           0.00

(xiii) (a)            3.81           5.48           5.68           5.98
       (b)           40.33           0.00           0.00           0.00
       (c)            0.00           0.00           0.00           0.00
       (d)            0.00           0.00           0.00           0.00

(xv)                679.00       1,000.00       1,000.00       1,000.00

(xxxv)                0.00           0.00           0.00           0.00

SUBCLAUSE                       CLASS M-2                      CLASS B
--------------               ---------------               ---------------

(ii)                               1,000.00                      1,000.00

(vi)                                   0.00                          0.00

(vii)                                  0.00                          0.00

(viii)                                 0.00                          0.00

(xiii) (a)                             6.42                          6.43
       (b)                             0.00                          0.00
       (c)                             0.00                          0.00
       (d)                             0.00                          0.00

(xv)                               1,000.00                      1,000.00

(xxxv)                                 0.00                          0.00


                                                                  Series 1997-II